                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 1998


                               METATEC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                                     0-9220                               59-1698890
-------------------------------                     -----------                        -------------------
(State or other jurisdiction of                     (Commission                          (IRS Employer
       incorporation)                               File Number)                       Identification No.)

  7000 Metatec Boulevard, Dublin, Ohio                                                      43017
----------------------------------------                                                  ----------
(Address of principal executive offices)                                                  (Zip Code)


Registrant's telephone number, including area code:  (614) 761-2000


                                    No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets.

                  On September 11, 1998, Metatec Corporation, a Florida corporation ("Metatec"), through its wholly owned subsidiaries, Metatec Acquisition Corp., an Ohio corporation ("Metatec Acquisition"), and Metatec International B.V., a Netherlands corporation ("Metatec International"), purchased certain assets of Imation Corp., a Delaware corporation ("Imation"), Imation International B.V., a Netherlands corporation ("Imation International"), and Imation Enterprises Corp., a Delaware corporation ("Imation Enterprises"), pursuant to an Asset Purchase Agreement dated July 29, 1998 (the "Purchase Agreement"), among Metatec, Metatec Acquisition, Metatec International (collectively, the "Purchasers"), and Imation, Imation International, and Imation Enterprises (collectively, the "Sellers").

         The assets purchased constituted substantially all of the assets used in the CD-ROM services business of the Sellers. The consideration paid pursuant to the Purchase Agreement was determined through negotiation by the parties, and the purchase price consisted of cash in the aggregate amount of $37,000,000, a promissory note from the Purchasers to the Sellers in the amount of $2,800,000, and the assumption of certain contractual and other liabilities of the Sellers. The purchase price may be adjusted subsequent to closing based upon a determination of Imation's net working capital as reflected by a final accounting of Sellers' inventory, accounts receivable, and other current assets, and the amount of the obligations assumed by the Purchasers, as of the day immediately prior to closing.

                  As part of the terms of acquisition, the Sellers and one affiliate of the Sellers also entered into agreements pursuant to which, from the date of closing until December 15, 1998, Imation would provide various transition services to the Purchasers, including certain manufacturing, packing, shipping, computer operation, engineering, billing, collection, ordering, purchasing, human resource, and other services.

         The Purchasers financed the asset purchase through a $30,000,000 term loan facility and a portion of a $25,000,000 revolving loan facility, which facilities were obtained through a participation arrangement between the Huntington National Bank and Bank One N.A. Prior to the transaction, there was no material relationship between Imation, Imation Enterprises or Imation International and Metatec, Metatec Acquisition and Metatec International or any of their affiliates, any directors or any officers, or any associates of any such directors or officers. Prior to the transaction, those acquired assets which constituted plant, equipment, or other physical property were used by the Sellers in the manufacture and distribution of CD-ROM and DVD-ROM products and related services, including data preparation and mastering, disc replication, printing, and electronic tracking. Following the asset purchase, Metatec and Metatec International intend to continue such use of such assets in their own operations.

         The description contained herein of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement which is attached hereto as Exhibit 2 and incorporated herein by reference.


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Item 7. Financial Statements and Exhibits.

                  (a)      Financial Statements of Businesses Acquired.

                  As of the date of the filing of this Current Report on Form 8-K, it is impracticable for Metatec to provide the financial statements required by this Item 7(a). No such financial statements are presently available. In accordance with Item 7(a)(4) of Form 8-K, the required financial statements will be filed by amendment under cover of Form 8-K/A no later than 60 days after September 26, 1998.
 .

                  (b)      Pro Forma Financial Information

         As of the date of the filing of this Current Report on Form 8-K, it is impracticable for Metatec to provide the pro forma financial information required by this Item 7(b). No such pro forma financial information is presently available. In accordance with Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment under cover of Form 8-K/A no later than 60 days after September 26, 1998.



                  (c)      Exhibits.

The following documents related to the acquisition of the assets of Imation are being filed as exhibits to this Form 8-K:

Exhibit
No.               Description of Exhibit
-------           ----------------------

(2) Asset Purchase Agreement dated July 29, 1998, among Metatec Corporation, Metatec Acquisition Corp., Metatec International B.V., Imation Corp., Imation International B.V., and Imation Enterprises Corp.

10(a) Loan Agreement dated September 11, 1998 among Metatec Corporation, Bank One, NA, The Huntington National Bank, other financial institutions from time to time party thereto, as banks, and The Huntington National Bank, as administrative agent for the banks.


         Schedules and exhibits to the Purchase Agreement have not been filed because Metatec believes that they do not contain information material to an investment decision which is not otherwise disclosed in the Purchase Agreement. A list has been attached to the Purchase Agreement briefly identifying the contents of the omitted schedules and exhibits. Metatec hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     METATEC CORPORATION



Date:  September 23, 1998                            By /s/ JEFFREY M. WILKINS
                                                        ----------------------
                                                        Jeffrey M. Wilkins
                                                        Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit
No.               Description of Exhibit
-------           ----------------------

(2) Asset Purchase Agreement dated July 29, 1998, among Metatec Corporation, Metatec Acquisition Corp., Metatec International B.V., Imation Corp., Imation International B.V., and Imation Enterprises Corp.

10(a) Loan Agreement dated September 11, 1998 among Metatec Corporation, Bank One, NA, The Huntington National Bank, other financial institutions from time to time party thereto, as banks, and The Huntington National Bank, as administrative agent for the banks.